COMMERCIAL TENANCY AGREEMENT


PARTIES

Landlord:         Wedgetail Systems PTY LTD ACN  003356429
Tenant:           Competency Based Learning PTY LTD ACN 084 763780
Date:             Twelfth day of December 2000

THIS AGREEMENT COMPRISES THE REFERENCE SCHEDULE AND COMMERCIAL TENANCY AGREEMENT CONDITIONS.

INSTRUCTIONS TO COMPLETE
Commercial Tenancy Agreement

     DO NOT USE THIS DOCUMENT

     o    FOR RESIDENTIAL TENANCIES
     o    FOR PREMISES COVERED BY THE RETAIL SHOP LEASES ACT
     o    WHERE THE INITIAL TERM EXCEEDS 3 YEARS
     o    WHERE REGISTRATION UNDER THE LAND TITLE ACT IS REQUIRED

     o If including an option to renew, the Tenant should be advised to seek legal advice about having the tenancy registered to protect its rights under the option.

     o Where the initial term plus options exceeds 10 years and the premises form part of the Landlord's title, the tenancy may require approval as a subdivision and legal advice should be sought.

     o Unless amended, this agreement provides for rent to be reviewed based on increases in the Consumer Price Index. It is not suitable for use where rent is to be reviewed to market or otherwise.

     o The only outgoings recoverable in this agreement are local government rates, fire services levies, insurance, cleaning and garden maintenance. Unless amended, this agreement is not suitable for use where additional outgoings are to be paid by the Tenant.

     o The Agreement must be submitted to the Office of State Revenue for stamping within 30 days of signing.

     o    Reference Schedule

         Ensure that all items are completed.

        -------------------- ---------------------------------------------------
        Item 1: Full name(s) of the owner(s) of the property and their address. If the Landlord is a company, include ACN. DO NOT use a business name.
        -------------------- ---------------------------------------------------
        Item 2: Full name(s) of the tenant. If the Tenant is a company include its ACN. DO NOT use a business name.
        -------------------- ---------------------------------------------------
        Item 3:              The Premises must be clearly identified e.g.
                             "Suite 3, 45 John Street, Spring Hill" etc. If not able to be identified by name, a sketch plan must be attached to the Agreement and the address must be included at Item 3.
        -------------------- ---------------------------------------------------
        Item 4:
        -------------------- ---------------------------------------------------
        Item 5:              Insert  the  period  of the  further  tenancy, e.g.
                             "6  months"  or "1  year" or "not applicable".
        -------------------- ---------------------------------------------------
        Item 6:
        -------------------- ---------------------------------------------------
        Item 7:              Insert the date on which the rent is to be adjusted
                             by the CPI or "not applicable".
        -------------------- ---------------------------------------------------
        Item 8:              The permitted use should be stated clearly and
                             concisely.
        -------------------- ---------------------------------------------------
        Item 9: Insert the percentage of outgoings the Tenant is to pay, e.g. "25%" or "100%" or "not applicable".
        -------------------- ---------------------------------------------------

AGREEMENT       made (date)

PARTIES         The person named in Item 1 of the Reference Schedule("Landlord")
AND             The person named in Item 2 of the Reference Schedule ("Tenant")

--------------------------------------------------------------------------------
                               REFERENCE SCHEDULE

--------------- ------------------------- --------------------------------------
Item 1:         Landlord                  Wedgetail Systems PTY LTD
--------------- ------------------------- --------------------------------------
                Address:                  1/4 Olympic Circuit, Southport Q 4215
--------------- ------------------------- --------------------------------------
                Phone:                    0419 875040
--------------- ------------------------- --------------------------------------
                Fax:
--------------- ------------------------- --------------------------------------
                ABN. No:
--------------- ------------------------- --------------------------------------
                Email Address:
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 2:         Tenant                    Competency Based Learning PTY LTD
--------------- ------------------------- --------------------------------------
                Address:                  P.O. Box 7030 Holland Park East Q 4121
--------------- ------------------------- --------------------------------------
                Phone:                    07 33496460
--------------- ------------------------- --------------------------------------
                Fax:
--------------- ------------------------- --------------------------------------
                ABN. No:
--------------- ------------------------- --------------------------------------
                Email Address:
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 3:         Premises                  Units 6.3 & 6.5/62-64 Signato Drive,
                                          Oxenford Q 4210
                                          (annex a plan if available)
--------------- ------------------------- --------------------------------------
Item 4:         Term                      Three years commencing on 5th January,
                                          2001 and ending on 4th January, 2004
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 5:         Option for Further Term   3 Years
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 6:         Rent                      $1801.00 PLUS GST per month
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 7:         Annual Rent Review Dates  4/1/2002,  4/1/2003,  4/1/2004
                                          with increases. 5% annually or CPI
                                          whichever is greater
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 8:         Permitted Use             Office
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 9:         Percentage of Outgoings   $570 plus GST per annum
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 10:        Deposit                   $ 3,820.00 being 2 months rent payable
                                          as a bond
--------------- ------------------------- --------------------------------------

--------------- ------------------------- --------------------------------------
Item 11:        Landlord's Agent          Hobart Investments Pty Ltd T/A Rey
                                          White Southport ACN 009 985 959
--------------- ------------------------- --------------------------------------
                Address:                  P.O. Box 1247 Southport QLD 4215
--------------- ------------------------- --------------------------------------
                ABN. No.:
--------------- ------------------------- --------------------------------------
                Email address:
--------------- ------------------------- --------------------------------------

SPECIAL CONDITIONS

     1. The Landlord warrants that prior to the 5th of January 2001 it will at its expense do the following:

          a. Provide and install 20 power points, 24 fluorescent win 36 watt diffused light fittings, 2 safety switches, 3 telephone lines, 1 fax line, 1 computer line (wide band), earth leakage lead to electrical supply;

          b. Provide and install 1 x 8KW 290 air conditioning unit (refer to F & L air conditioning quote);

          c.   Paint internal walls "Off White";

          d.   Provide and install window locks

     2. Notwithstanding the provisions of clause 3 of the commercial tenancy agreement conditions, the Landlord agrees that it will not require the Tenant to pay rent or GST for the months commending 5th March 2001 and 5th April, 2001

     3. The Landlord irrevocably agrees that it will provide the tenant with a tax invoice monthly during the term of the agreement for rental and outgoings as required.

     4. The Landlord warrants that it will not unreasonably object to the Tenants reasonable commercial signage requirements on the external walls of Unit
6.3 and 6.5 hereby leased. The Tenant agrees that it will be liable for the cost of said signage.

     5. The Landlord further warrants that it will provide CBD Leaming signage on four car spaces shown as No's 11, 12, 20, 22



_____________________________                  _________________________________
LANDLORD                                       TENANT

EXECUTED as an agreement`
EXECUTION BY LANDLORD

THE COMMON SEAL of                                                   AS LANDLORD
                   --------------------------------------------------


Was affixed in accordance with its articles of association in the presence of.


______________________________                  ________________________________
Director/Secretary                              Director


______________________________                  ________________________________
Name of Director/Secretary                      Name of Director (BLOCK LETTERS)
(BLOCK LETTERS)
                                       OR

SIGNED by_______________________________________________________________________
AS LANDLORD in the presence of:

______________________________                  ________________________________
Signature of Witness                            Address of Witness


______________________________
Name of Witness (BLOCK
LETTERS)


EXECUTION BY TENANT

THE COMMON SEAL OF                                                     AS TENANT
                   ---------------------------------------------------

Was affixed in accordance with its articles of association in the presence of:


______________________________                  ________________________________
Director/Secretary                              Director


______________________________                  ________________________________
Name of Director/Secretary                      Name of Director (BLOCK LETTERS)
(BLOCK LETTERS)
                                       OR

SIGNED BY_______________________________________________________________________
AS TENANT
In the presence of

______________________________                  ________________________________
Signature of Witness                            Address of Witness


______________________________
Name of Witness (BLOCK
LETTERS)

     [sketch of floor plan]

                     COMMERCIAL TENANCY AGREEMENT CONDITIONS

IT IS AGREED

1.       DEFINITIONS AND INTERPRETATION

     1.1 Terms in Reference Schedule. Where a term used in this Agreement appears in bold type in the Reference Schedule, that term has the meaning shown opposite it in the Reference Schedule.

     1.2 Definitions. Unless the context otherwise requires:

          (1)  "Agreement"  means  this  document   including  any  Schedule  or
               Annexure to it.

          (2) "Business Day" means a day that is not a Saturday, Sunday or any other day which is a public holiday or a bank holiday in the place where an act is to be performed or a payment is to be made;

          (3) "Claim" includes any claim or legal action and all costs and expenses incurred in connection with it;

          (4)  "Land" means the land on which the Premises are situated:

          (5) "Landlord's Property" means any property owned by the Landlord in the Premises or on the Land and includes the property identified in any inventory annexed to this Agreement;

          (6) "Premises" means the premises described in Item 3 of the Reference Schedule and includes the Landlord's Property in the premises.

          (7)  "REIQ" meals Real Estate Institute of Queensland Ltd.

          (8)  "Services" means all utilities and services in the Premises:

          (9) "Tenancy" means the tenancy between the Landlord and the Tenant created by this Agreement;

          (10) "Tenant's Employees" means each of the Tenant's employees, contractors, agents, customers, subtenants, licensees or others (with or without invitation) who may be on the Premises, the Building or the Land.

          (11) "Tenant's Property" includes all fixtures and other articles in the Premises which are not the Landlord's; and

          (12) "Term" means either a periodic monthly tenancy or the period of months or years described in Item 4(2) of the Reference Schedule, as applicable, commencing on the date in Item 4 in the reference schedule.

     1.3 Interpretation.

          (1)  Reference to:

               (a)  One gender includes each other gender;

               (b) The singular includes the plural and the plural includes the singular;

               (c)  A person includes a body corporate;

               (d) A party includes the party's executors, administrators, successors and permitted assigns; and

               (e)  A  statute,   regulation   or  provision  of  a  statute  or
                    regulation ("Statutory Provision") includes:

                    (i) That Statutory Provision as amended or re-enacted from time to time; and

                    (ii) A  statute,   regulation   or   provision   enacted  in
                         replacement of that Statutory Provision.

          (2) All monetary amounts are in Australian dollars, unless otherwise stated.

          (3) If a party consists of more than one person, this Agreement binds them jointly and each of them severally.

          (4) Headings are for convenience only and do not form part of this Agreement or affect its interpretation.

          (5) A party which is a trustee is bound both personally and in its capacity as a trustee.

          (6)  "Including" and similar expressions are words of limitation.

          (7) Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

          (8) If an act must be done on a specified day which is not a Business Day, the act must be done instead on the next Business Day.

          (9) Where this Tenancy permits or requires the Landlord to do something, it may be done by a person authorized by the Landlord.

          (10) Section 105 and 107 of the Property Law Act 1974 do not apply to this Tenancy.

     2. TERM AND HOLDING OVER

          2.1  Term. The Landlord lets the Premises to the Tenant for the Term

          2.2 Monthly Tenancy. If the Tenant continues to occupy the Premises after the Term with the Landlord's consent then:

               (1) The Tenant does so as a monthly tenant on the same basis as at the last day of the Term; and

               (2) Either party may terminate the monthly tenancy by giving to the other 1 month's notice expiring on any day.

3. RENT AND RENT REVIEWS

          3.1  Rent. The Tenant must:

               (1) Pay the Rent by equal monthly installments in advance on the first day of each month;

               (2)  Pay the first installment on the signing of this agreement;

               (3)  If   necessary,   pay  the  first   and  last   installments
                    apportioned on a daily basis; and

               (4)  Pay all installments as the Landlord directs.

     3.2 Definitions. In clause 3.3:

               (1) "Index Number" means the Consumer Price Index (All Groups) for Brisbane published by the Australian Bureau of Statistics. If that Index no longer exists, "Index Number" means an index that the president of the REIQ decides best reflects changes in the cost of living in Brisbane; and

               (2) "Review Date" means a date stated in the Reference Schedule on which the rent is to be reviewed.

     3.3 Rent Review.

               (1) Application. This clause 3.3 applies if Review Dates are inserted in item 7 of the Reference Schedule

               (2) Review. The Rent must be reviewed on each Review Date to an amount represented by A where:

                               B
                           A = - x D
                               C

                                    Where B=the Index Number for the quarter
                             ending immediately before the relevant Review Date.

                                    Where C=the Index Number for the quarter 1
                             year before the quarter in B; and

                                    Where D=the Rent payable immediately before
                             the Review Date.

4.       OUTGOINGS

     4.1 Tenant to Pay Outgoings

          (1) The Tenant must pay the Landlord the whole, or where a percentage is stated in Item 9 of the Reference Schedule that percentage of the Outgoings for the Premises, or the property of which the Premises is part as applicable;

          (2)  Outgoings  are  payable  to  the  Landlord   within  14  days  of
               production to the Tenant of a copy of the Landlord's assessment notice or account.

     4.2 Outgoings. For the purposes of this clause Outgoings means the following charges levied or expenses payable in respect of the Premises or property of which the Premises is part:

          (1) Rates and other changes levied pursuant to a law (other than land tax);

          (2)  Insurance premiums payable by the Landlord;

          (3) The cost of cleaning any areas adjacent to the Premises that are used by the Tenant; and

          (4)  Maintaining any gardens on the Land.

5. USE OF THE PREMISES

     5.1 Permitted Use. The Tenant must only use the Premises for the Permitted Use.

     5.2 Restrictions on Use. The Tenant must not:

          (1)  Disturb the occupants of adjacent premises;

          (2) Display any signs without the Landlord's consent which must not be unreasonably withheld;

          (3)  Overload any Services;

          (4)  Damage the Landlord's Property

          (5) Alter the Premises, install any partitions or equipment or do any building work without the Landlord's prior consent;

          (6) Do anything that may invalidate the Landlord's insurance or increase the Landlord's premiums; or

          (7)  Do anything illegal on the Premises.

6. MAINTENANCE AND REPAIR

     6.1 Repair. The Tenant must

          (1) Keep the Premises in good repair and condition except for fair wear and tear, inevitable accident and inherent structural defects; and

          (2)  Fix any damage caused by the Tenant or the Tenant's Employees

     6.2 Cleaning and Maintenance. The Tenant must:

          (1)  Keep the Premises clean and tidy; and

          (2) Keep the Tenant's Property clean and maintained in good order and condition.

     6.3 Landlord's Right to Inspect and Repair

          (1) The Landlord may enter the Premises for inspection or to carry out maintenance, repairs or building work at any reasonable time after giving notice to the Tenant. In an emergency, the Landlord may enter at any time without giving the Tenant notice.

          (2) The Landlord may carry out any of the Tenant's obligations on the Tenant's behalf if the Tenant does not carry them out on time. If the Landlord does so, the Tenant must promptly pay the Landlord's costs.

7.     ASSIGNMENT AND SUBLETTING

     7.1 The Tenant must obtain the Landlord's consent before the Tenant assigns, sublets or deals with its interest in the Premises.

     7.2 The Landlord must give its consent if:

          (1) the tenant satisfies the Landlord that the new tenant is financially secure and has the ability to carry out the Tenant's obligations under this Tenancy;

          (2) the new tenant signs any agreement and gives any security which the Landlord reasonably requires;

          (3) the Tenant complies with any other reasonable requirements of the Landlord;

          (4)  the Tenant is not in breach of the Tenancy; and

          (5) the Tenant pays the Landlord's reasonable costs of giving its consent.

8.     TENANT'S RELEASE AND INDEMNITY

     8.1 The Tenant occupies and uses the Premises at its own risk. The Tenant also carries out building work in the Premises at its risk.

     8.2 The Tenant releases the Landlord from and indemnifies it against all Claims for damages, loss, injury or death:

          (1)  if it:

               (a)  occurs in the Premises;

               (b)  arises from the use of the Services in the Premises; or

               (c) arises from the overflow or leakage of water from the Premises;

          except to the extent that it is caused by the Landlord's deliberate act or negligence; and

          (2) If it arises from the negligence or default of the Tenant or the Tenant's Employees, except to the extent that it is caused by the Landlord's deliberate act or negligence.

     8.3 The Landlord must do everything reasonable to ensure the Services operate efficiently during normal working hours but the Landlord is not liable if they do not.

     8.4 The Tenant releases the Landlord from and indemnifies the Landlord against any Claim or costs arising from anything the Landlord is permitted to do under this Tenancy.

9.     DEFAULT AND TERMINATION

     9.1 Default. The Tenant defaults under this Tenancy if:

          (1) the Rent or any money payable by the Tenant is unpaid for 14 days;

          (2)  the Tenant breaches any other term of this Tenancy;

          (3)  the Tenant assigns its property for the benefit of creditors; or

          (4) the Tenant becomes an externally-administered body corporate within the meaning of the Corporations Law.

     9.2 Forfeiture of Tenancy. If the Tenant defaults and does not remedy the default when the Landlord requires it to do so, the Landlord may do any one or more of the following:

          (1)  re-enter and take possession of the Premises;

          (2)  by notice to the Tenant, terminate this Tenancy;

          (3) by notice to the Tenant, convert the unexpired portion of the Term into a tenancy from month to month;

          (4)  exercise any of its other legal rights;

          (5) recover from the Tenant any loss suffered by the Landlord due to the Tenant's default.

10. TERMINATION OF TERM

     10.1 Tenant's Obligations. At the end of the term the Tenant must:

          (1) vacate the Premises and give them back to the Landlord in good repair and condition;

          (2)  remove all the Tenant's Property from the Premises;

          (3) repair any damage caused by removal of the Tenant's Property and leave the Premises clean; and

          (4) return all keys, security passes and cards held by it or the Tenant's Employees.

     10.2 Failure to Remove Tenant's Property. If the Tenant does not remove the Tenant's Property at the end of the Term, the Landlord may:

          (1) remove the store the Tenant's Property at the Tenant's risk and expense; or

          (2) treat the Tenant's Property as abandoned, in which case title in the Tenant's Property passes to the Landlord who may deal with it as it thinks fit without being liable to account to the Tenant.

11.     DAMAGE AND DESTRUCTION

     11.1 Rent Reduction. If the Premises are damaged or destroyed and as a result the Tenant cannot use or gain access to the Premises then from the date that the Tenant notifies the Landlord of the damage or destruction the Landlord:

          (1) must reduce the Rent and any other money owing to the Landlord by a reasonable amount depending on the type and extent of damage or destruction; and

          (2) cannot enforce clause 6.1 against the Tenant; until the Premises are fir for use or accessible.

     11.2 Tenant May Terminate. The Tenant may terminate this Lease by notice to the Landlord unless the Landlord:

          (1)  within 3 months of receiving the Tenant's  notice of termination,
               notifies  the  Tenant  that  the  Landlord  will   reinstate  the
               Premises; and

          (2)  carries out the reinstatement works within a reasonable time.

     11.3 Exceptions. Clauses 11.1 and 11.2 do not apply where:

          (1) the damage or destruction was caused by or contributed to, or arises from any willful act of the Tenant or the Tenant's Employees; or

          (2) an insurer under any policy effected by the Landlord refuses indemnity or reduces the sum payable under the policy because of any act or default of the Tenant or the Tenant's Employees.

     11.4 Landlord May Terminate. If the Landlord considers the damage to the Premises and renders it impractical or undesirable to reinstate the Premises or the Building, it may terminate this Lease by giving the Tenant at least one month's notice ending on any day of the month. At the end of that month's notice, this Lease ends.

     11.5 Dispute Resolution.

          (1) Any dispute under this clause 11 must be determined by an independent qualified Valuer appointed by the president of the REIQ at the request of either party.

          (2) In making the determination, the Valuer acts as an expert and the determination is final and binding on both parties.

          (3) The cost of the determination must be paid by the parties equally unless otherwise decided by the Valuer.

     11.6 Landlord Not Obliged to Reinstate.

          (1) Nothing in this Lease obliges the Landlord to reinstate the Building or the Premises or the means of access to them.

          (2) When reinstating the Building or the Premises, the Landlord is entitled to change their design, fabric, character or dimensions to comply with any law or lawful requirement.

     11.7 Antecedent Rights. Termination under this clause 11 does not affect either parties' accrued rights before termination.

12.     STAMP DUTY

     12.1 The Tenant must pay all stamp duty and other government imposts payable in connection with this Agreement and all other documents and matters referred to in this Agreement when due or earlier if requested in writing by the Landlord.

13.     GOODS AND SERVICES TAX

     13.1 If a GST is imposed on any supply made to the Tenant under or in accordance wit this Tenancy, the amount the Tenant must pay for that supply is increased by the amount of that GST.

14.     OPTION FOR FURTHER TENANCY

     14.1 If a further term has been inserted in item 5 of the Reference Schedule and the Tenant:

          (1)  wishes to lease the Premises for the further term;

          (2) gives notice to that effect to the Landlord not les than three months before and not more than six months before the Term expires; and

          (3)  has not breached this Tenancy;

          the Landlord must grant a further tenancy ("Further Tenancy")to the Tenant on the same terms as this Tenancy except for the Rent.

     14.2 (1) The Rent for the Further Tenancy will be an amount to be agreed between the Landlord and Tenant and falling agreement three months before the Term expires the market rent for the Premises determined by an independent qualified Valuer (acting as an expert) nominated by the president of the REIQ at the request of either party.

          (2)  The Valuer's determination is final and binding on the parties.

          (3) The Valuer's costs must be paid by the Landlord and Tenant equally. Either party may pay the Valuer's cost and recover one-half of the amount paid from the other party.

     14.3 Before transferring any interest in the Land, the Landlord must obtain a signed deed from the transferee containing covenants in favor of the Tenant that the transferee will be bound by the terms of this Lease and will not transfer its interest in the Land unless it obtains a similar deed from its transferee.

     14.4 This clause 14 will be omitted from the Further Tenancy.

15.     DEPOSIT AND COMMISSION

     15.1 The Tenant must pay the Deposit to the Landlord's Agent on signing this Agreement.

     15.2 The Deposit must be applied against the Rent payable by the Tenant on the commencement of the Term.

     15.3 The Landlord agrees to pay the Agent's commission to the Landlord's Agent and authorizes the Agent to draw the commission on the commencement of the Term from money received from the Tenant in payment of Rent.

16.     NOTICES

     16.1 Any notice required to be given to any person under this Agreement must be:

          (1)  in writing; and

          (2) given in accordance with sections 347 of the "Property Law Act 1974".